SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2009

TII NETWORK TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State of Incorporation)

001-08048	66-0328885
(Commission File No.)	(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-5000
(Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 8, 2009, the Company issued a press release reporting that it had received a letter from Wilcom, Inc., a privately held company, containing an unsolicited expression of interest to acquire all of the outstanding shares of the Company’s common stock for $1.00 per share in an all-cash transaction. The Company’s Board of Directors will engage in a complete and careful review of the expression of interest. Stockholders need take no action at this time. A copy of the letter received from Wilcom, Inc., the Company’s response thereto and the press release are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Letter dated May 7, 2009 from Wilcom, Inc. to the Company.

		99.2	Letter dated May 8, 2009 from the Company to Wilcom, Inc.

		99.3	The Company’s press release dated May 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TII NETWORK TECHNOLOGIES, INC

Date: May 8, 2009	By:	/s/ Jennifer E. Katsch
Jennifer E. Katsch, Vice President-Finance, Treasurer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter dated May 7, 2009 from Wilcom, Inc. to the Company.

99.2	Letter dated May 8, 2009 from the Company to Wilcom, Inc.

99.3	The Company’s press release dated May 8, 2009.